EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C Section 1350 as Adopted Pursuant to Section 906

Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital Corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2018 (the Form 10-K) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 7, 2019

/s/ Allen F. Grum
Allen F. Grum, President
(Chief Executive Officer)

Dated: March 7, 2019

/s/ Daniel P. Penberthy
Daniel P. Penberthy, Treasurer
(Chief Financial Officer)